Scharf Global Opportunity ETF
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 96.2%	Shares	Value
Broadline Retail - 8.4%
Amazon.com, Inc. (a)	35,038	$ 8,350,957
MercadoLibre, Inc. (a)	2,998	5,088,775
		13,439,732

Capital Markets - 3.9%
Brookfield Corp.	126,005	5,366,553
Charles Schwab Corp.	8,859	817,420
		6,183,973

Chemicals - 3.4%
Linde PLC	4,104	2,129,730
Symrise AG	33,301	3,341,515
		5,471,245

Energy Equipment & Services - 2.2%
SLB Ltd.	75,257	3,498,698

Entertainment - 1.9%
Walt Disney Co.	32,105	3,090,106

Financial Services - 2.1%
Berkshire Hathaway, Inc. - Class B (a)	6,634	3,319,587

Ground Transportation - 10.9%
Canadian National Railway Co.	42,389	5,054,465
Canadian Pacific Kansas City Ltd.	27,759	2,405,317
U-Haul Holding Co.	61,519	3,549,646
Union Pacific Corp.	23,482	6,387,104
		17,396,532

Health Care Equipment & Supplies - 2.1%
Stryker Corp.	10,737	3,380,437

Health Care Providers & Services - 8.7%
Centene Corp. (a)	102,144	6,556,623
CVS Health Corp.	27,083	2,801,736
UnitedHealth Group, Inc.	10,977	4,562,371
		13,920,730

Hotels, Restaurants & Leisure - 3.6%
Compass Group PLC	95,152	3,073,410
McDonald's Corp.	10,218	2,762,027
		5,835,437

Insurance - 5.7%
Aon PLC - Class A	11,590	3,844,287
Markel Group, Inc. (a)	1,311	2,560,396
Marsh & McLennan Cos., Inc.	15,884	2,647,387
		9,052,070

Interactive Media & Services - 3.9%
Meta Platforms, Inc. - Class A	11,208		6,313,354

Life Sciences Tools & Services - 4.2%
Agilent Technologies, Inc.	50,461		6,702,735

Metals & Mining - 3.6%
Franco-Nevada Corp.	27,913		5,818,186

Oil, Gas & Consumable Fuels - 5.2%
Occidental Petroleum Corp.	169,657		8,240,240

Pharmaceuticals - 4.4%
Haleon PLC - ADR	348,286		3,249,509
Zoetis, Inc.	52,519		3,774,015
			7,023,524

Semiconductors & Semiconductor Equipment - 6.3%
ASML Holding NV	1,051		2,090,901
NVIDIA Corp.	15,131		3,027,562
SK hynix, Inc. - GDR (b)	2,745		4,924,189
			10,042,652

Software - 6.3%
Adobe, Inc. (a)	17,443		3,576,164
Microsoft Corp.	17,530		6,539,040
			10,115,204

Technology Hardware, Storage & Peripherals - 9.4%
Samsung Electronics Co. Ltd. (a)	1,068		3,700,620
Samsung Electronics Co. Ltd.	25,692		5,538,713
Samsung Electronics Co. Ltd. - GDR	1,066		5,745,740
			14,985,073
TOTAL COMMON STOCKS (Cost $135,327,575)			153,829,515

PREFERRED STOCKS - 2.9%
Financial Services - 2.5%
Federal National Mortgage Association, Series S, 8.25%, Perpetual (a)(c)	363,687		3,967,825

Technology Hardware, Storage & Peripherals - 0.4%
Samsung Electronics Co. Ltd., 1.65%	4,508		616,857
TOTAL PREFERRED STOCKS (Cost $5,532,284)			4,584,682

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.8%
First American Treasury Obligations Fund - Class Z, 3.54% (d)	1,354,707		1,354,707
TOTAL MONEY MARKET FUNDS (Cost $1,354,707)			1,354,707

TOTAL INVESTMENTS - 99.9% (Cost $142,214,566)			159,768,904
Other Assets in Excess of Liabilities - 0.1%		0.00063	100,771
TOTAL NET ASSETS - 100.0%			$ 159,869,675

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2026, the value of these securities total $4,924,189 or 3.1% of the Fund’s net assets.

(c)
Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of June 30, 2026.

(d)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Scharf Global Opportunity ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 153,829,515	$ –	$ –	$ 153,829,515
Preferred Stocks	4,584,682	–	–	4,584,682
Money Market Funds	1,354,707	–	–	1,354,707
Total Investments	$ 159,768,904	$ –	$ –	$ 159,768,904

Allocation of Portfolio Holdings by Country as of June 30, 2026
(% of Net Assets)
United States	$ 99,909,867	62.4%
South Korea	20,526,119	12.9
Canada	18,644,521	11.7
United Kingdom	10,167,206	6.3
Uruguay	5,088,775	3.2
Germany	3,341,515	2.1
Netherlands	2,090,901	1.3
Other Assets in Excess of Liabilities	100,771	0.1
	$ 159,869,675	100.0%